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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                        (date of earliest event reported)
                                November 7, 2002



                             NORTEL NETWORKS LIMITED
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CANADA                     000-30758                62-12-62580
----------------------------      --------------          --------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)            Identification No.)



8200 Dixie Road, Suite 100, Brampton, Ontario, Canada              L6T 5P6
-----------------------------------------------------         ------------------
    (address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code (905) 863-0000.

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ITEM 5. OTHER EVENTS

On November 7, 2002, Nortel Networks Corporation issued a press release announcing a revised breakdown of Enterprise Networks and Wireline Networks historical segment revenues. Nortel Networks Corporations owns all of the Registrant's common shares and the Registrant is Nortel Networks Corporation's principal direct operating subsidiary.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits.

       99.1   Press release dated November 7, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTEL NETWORKS LIMITED




                                        By: /s/ MICHAEL J. GOLLOGLY
                                            ------------------------------------
                                            Michael J. Gollogly
                                            Controller




                                        By: /s/ BLAIR F. MORRISON
                                            ------------------------------------
                                            Blair F. Morrison
                                            Assistant Secretary

Dated:  November 7, 2002


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